Details of Significant Accounts - Financial liabilities at FV, schedule of amounts recognized in profit or loss and OCI in relation to financial liabilities at fair value through profit or loss (Details) - USD ($)
$ in Thousands
6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Details of Significant Accounts [Abstract]
Net gains recognized in profit or loss	$ 1,036	$ 46